UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2019

Endurance International Group Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36131	46-3044956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Corporate Drive, Suite 300 Burlington, MA	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 852-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	EIGI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets

On December 5, 2019, Constant Contact, Inc. (“Seller”), a subsidiary of Endurance International Group Holdings, Inc. (“Endurance” or the “Company”), completed the sale (the “Sale”) of substantially all of the assets of its SinglePlatform digital storefront business, including all of the membership interests of its subsidiary SinglePlatform, LLC, to TripAdvisor LLC for consideration of approximately $51 million in cash. Given the timing of the Sale and the relatively small size of the SinglePlatform business, Endurance is not changing its financial guidance for 2019. Endurance plans to use the net proceeds from the Sale to pay down its term loan. The Company has not determined whether or to what extent there will be any additional principal payments on the term loan during the remainder of the year.

The asset purchase agreement (“APA”) governing the Sale contains customary representations and warranties, covenants, and indemnification obligations of the parties thereto. The representations, warranties and covenants contained in the APA were made only for purposes of the APA and as of the specified dates set forth therein, were solely for the benefit of the parties to the APA, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the APA instead of establishing these matters as facts. Investors should not rely on the representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the parties to the APA.

The description of the APA contained herein is qualified in its entirety by the full text of the APA, which is attached as Exhibit 2.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of Endurance giving effect to the Sale is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(d)	Exhibits

The following exhibits are included as part of this report:

Exhibit No.	Description of Exhibit

2.1*	Asset Purchase Agreement dated December 5, 2019 by and among Constant Contact, Inc., Endurance International Group Holdings, Inc. and TripAdvisor, LLC

99.1	Unaudited pro forma condensed combined financial information

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Endurance agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDURANCE INTERNATIONAL GROUP HOLDINGS, INC.

Date: December 5, 2019
/s/ Marc Montagner (Signature)

	Name:	Marc Montagner
	Title:	Chief Financial Officer